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                                                                   EXHIBIT 10.17

                       FIRST AMENDMENT TO CREDIT AGREEMENT

                  THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of June 27, 2003 (this "Amendment"), is between Origen Financial L.L.C., a Delaware limited liability company (together with its successors and assigns, the "Borrower"), and Bank One, NA with its main office in Chicago, Illinois (together with its successors and assigns, the "Lender").

                                    RECITALS

                  A. The Borrower and the Lender are parties to a Credit Agreement dated as of July 25, 2002 (the "Credit Agreement").

                  B. The Borrower desires to extend and amend the Credit Agreement as set forth herein and the Lender has no obligation to do so but is willing to do so strictly in accordance with the terms hereof.

                                      TERMS

                  In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

                                   ARTICLE 1.
                                   AMENDMENTS

                  Upon fulfillment of the conditions set forth in Article 3 hereof, the Credit Agreement shall be amended as follows:

                  1.1 The definition of "Termination Date" in Article I of the Credit Agreement is restated as follows:

         "Termination Date" means September 30, 2003.

                  1.2      Section 2.3 is restated as follows:

                  2.3. Principal Payments. The Borrower may from time to time pay, without penalty or premium, any portion of the outstanding Loans. Any outstanding Loans and all other unpaid Obligations shall be paid in full by the Borrower, and the Commitment to lend hereunder shall expire, on the Termination Date. The Borrower shall cause Loans to be repaid such that no Loans are outstanding for at least five consecutive Business Days during each month.

                  1.3      The following new Sections 5.9 and 5.10 are added to
Article V:

                  5.9 The Borrower's credit facility in the amount of $58,000,000 with Sun Community Operating Limited Partnership as the lender is in full force and effect, there is no default thereunder, the Borrower is able to borrow the entire amount of such facility and such facility does not expire until after September 30, 2003.

                  5.10 The Borrower is in full compliance with all Pooling Agreements and is not otherwise in default under any Pooling Agreement. All Loans have been and will be used only to fund advances by the Borrower as servicer or master servicer under Approved Pools to pay a monthly P&I advance, monthly advance or other advance required to be made by

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         the Borrower under the Pool Documents for an Approved Pool ("Required
         Pool Advances"). The Borrower is entitled to have its Required Pool Advances repaid by the Trustee of the relevant Pool before any payments can be made to bondholders or other holders of debt under the Pools. In addition to other assets, the Security Agreement grant to the Lender a first priority, perfected security interest in all rights and interests of the Borrower under the Pooling Agreements to secure the Obligations, including without limitation the right of the Borrower to receive payments from the Trustee and the assets of the Pools to repay Required Pool Advances before any payments can be made to bondholders or other holders of debt under the Pools.

                  1.4      The following new Section 7.12 is added to Article
VII:

                  7.12 If the Borrower is not advanced any loan by Sun Communities Operating Limited Partnership, a Michigan limited partnership ("SCOLP") as may be required by the Borrower to continue its business consistent with past practices and provide the Borrower with sufficient liquidity to continue normal operations, including without limitation loans by SCOLP in excess of its current credit facility to the Borrower in the amount of $58,000,000.

                  1.5 Notwithstanding anything in Credit Agreement to the contrary, the amount of the Commitment is reduced to $7,000,000, and reference to "$8,000,000" set forth opposite the Lender's signature to the Credit Agreement is deleted and "$7,000,000" substituted in place thereof.

                  1.6 Notwithstanding anything in Credit Agreement to the contrary, all Loans shall be Alternate Base Rate Loans.

                                   ARTICLE 2.
                                 REPRESENTATIONS

                  The Borrower represents and warrants to the Lender that:

                  2.1 The execution, delivery and performance of this Amendment are within its powers, have been duly authorized and are not in contravention with any law, of the terms of any articles or certificate of organization, operating or other management agreement or other organizational documents of the Borrower, or any undertaking to which it is a party or by which it is bound.

                  2.2 This Amendment is the legal, valid and binding obligation of it, and, when executed by the Lender, enforceable against it in accordance with the terms hereof.

                  2.3 After giving effect to the amendments herein contained, the representations and warranties contained in the Credit Agreement and in the other Loan Documents are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

                  2.4 No Default or Unmatured Default exists or has occurred and is continuing on the date hereof.

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                                   ARTICLE 3.
                           CONDITIONS OF EFFECTIVENESS

                  3.1 This Amendment become effective as of the date hereof when each of the following has been satisfied:

                  (a) This Amendment shall be signed by the Borrower and the Lender; and

                  (b) The Guarantor shall have executed the Consent and Agreement at the end of this Amendment.

                  3.2 Notwithstanding anything in the Credit Agreement to the contrary, a Default shall be deemed to have occurred if Sun Community Operating Limited Partnership, Sun Homes Services, Inc and the Borrower fail to execute a support agreement in form and substance satisfactory to the Lender on or before June 27, 2003.

                  3.3 Notwithstanding anything in the Credit Agreement to the contrary, a Default shall be deemed to have occurred unless the Borrower and Guarantor shall provide each of the following on or before July 3, 2003: (a) resolutions of the Borrower and Guarantor approving this Amendment, (b) an opinion of counsel reasonably satisfactory to the Lender with respect to such matters required by the Lender, and (c) evidence of the first priority of the Lender's security interests under the Collateral Documents.

                                   ARTICLE 4.
                                  MISCELLANEOUS

                  4.1 References in the Credit Agreement or in any other Loan Document to the Credit Agreement shall be references to the Credit Agreement as amended hereby and as further amended from time to time.

                  4.2 Except as expressly amended hereby, the Borrower agrees that the Credit Agreement and all other Loan Documents are ratified and confirmed and shall remain in full force and effect and that it has no set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

                  4.3 This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

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                  IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of the day and year first above written.

                                         ORIGEN FINANCIAL L.L.C.

                                         By:  /s/ W. Anderson Geater, Jr.
                                             -----------------------------------
                                         Print Name:  W. Anderson Geater, Jr.
                                                      --------------------------
                                         Title:  CFO
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                                         BANK ONE, NA

                                         By: /s/ William W. Shelden, Jr.
                                             -----------------------------------
                                         Print Name:  William W. Shelden, Jr.
                                                      --------------------------
                                         Title:
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